Exhibit 99.04
Southern Company
EPS Earnings Analysis
Three Months Ended September 2009

Cents	Description

(0.06)	Non-Fuel Revenues

(0.03)	Weather

0.06	Non-Fuel O&M

0.03	Depreciation & Amortization

0.01	Other Income & Deductions

(0.01)	Interest Expense

$0.00	Total Traditional Operating Companies

0.01	Southern Power

0.00	Parent and Other

(0.03)	Increase in Shares

$(0.02)	Total Change in QTD EPS (As Reported)

Notes
- Information contained in this report is subject to audit and adjustments. Certain classifications may be different from final results published in the Form 10-Q.